UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

SILICON LABORATORIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Employee Note from CEO

To: All Silicon Labs Employees

From: Matt Johnson

Time: Wednesday, February 4, 2026; ~6:02 AM CT; once confirmed that PR has crossed wire

Subject: An Important Announcement about Silicon Labs

Team,

Today I want to share major news about the next chapter in Silicon Labs’ journey. This is a monumental day for Silicon Labs – we just announced that Silicon Labs will be acquired by Texas Instruments. I encourage you to read the full announcement here.

What’s Happening and Why

For 30 years, the company that we have built together has accomplished so much. Over the years, Silicon Labs has grown into both a market leader and innovation leader in embedded wireless solutions. Thanks to your hard work and dedication, we’ve created an incredible reputation for Silicon Labs with our customers, partners, suppliers, and competitors.

As one of the most respected semiconductor companies in the world, Texas Instruments’ commitment to innovation, engineering excellence and delivering world-class semiconductor technology is well aligned with our mission and culture. We have a shared heritage of industry recognition with deep expertise and passion for our customers, partners, and each other, along with many shared values. Most notably, team members at both companies are known for their dedication to delivering exceptional products and services to customers and their communities.

TI’s rationale for acquiring Silicon Labs is clear: they see extraordinary value in what we have built — especially our first-class products, our world-class talent, and our opportunities for future growth. By uniting Silicon Labs’ breadth and depth in embedded wireless connectivity with Texas Instruments’ manufacturing capability and sales channel, we will be able to create a truly new class of embedded wireless leadership. This combination is exciting and great for both companies.

What This Means for Us

We recognize that this change is huge for us. As a company — and as the people who make it what it is — this announcement may bring a variety of emotions, and it’s okay to feel this way. We also know that we don’t yet have all the answers, and some questions will remain as the process unfolds. What we do know is that change is not new to us. Over our 30-year history, we have successfully reinvented ourselves many times, learning, adapting, and pushing forward together. This moment is another opportunity to do just that – drawing on the grit, resilience, and speed of this team to navigate what’s ahead, continue leading our competitors, and ultimately emerge stronger.

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As part of a larger, more diversified organization, Silicon Labs will have access to even more resources to invest in our people, our technology, and our facilities — creating opportunities for many employees. To be clear, TI’s operational scale will also bring change, and the specific integration strategy will be developed over the coming quarters. During that time, as always, we will keep everyone updated. One thing we do know is that Texas Instruments is buying Silicon Labs to do more of what we do, not less, and we have very similar cultures. This is a great starting point. Of course, none of our success to date would be possible without you, and this milestone is a true testament to the hard work of the entire Silicon Labs team. On behalf of the entire leadership team, I want to thank you for your dedication and commitment to what we do.

Next Steps

For those interested in hearing more about this announcement, Texas Instruments and Silicon Labs will be hosting an investor conference call today at 7:00 AM CT to discuss the transaction. The audio webcast can be accessed via the Texas Instruments investor relations page at https://investor.ti.com/.

Today’s announcement is only the beginning. Silicon Labs will continue to operate independently of Texas Instruments until the transaction closes, which we expect in the first half of 2027, subject to Silicon Labs shareholder approval, required regulatory clearances and other customary closing conditions.

As we work towards closing, you will hear me reiterate that until close, we are two independent companies. It needs to be business as usual here at Silicon Labs, and we all need to stay hyper focused on executing our current vison, strategy, and objectives.

We understand that you have questions. To talk more about what this means and what comes next, please join me for a company-wide Town Hall tomorrow at 8:30 AM CT. An invitation with dial-in information will be sent shortly.

We are also pleased to welcome Texas Instruments’ Chairman, President & CEO, Haviv Ilan, to Austin for a special Town Hall on Friday, February 6 at 8:30 AM CT. Stay tuned for more details on this as well.

For our customer and external-facing teams, we will reach out directly to provide a set of materials for use in responding to inbound inquiries. If you receive questions from a member of the media, please forward them to Jacey Zuniga at jacey.zuniga@silabs.com.

This is a huge moment for Silicon Labs. Our story is truly far from over; this is simply the start of a new chapter, where we have the opportunity to make an even larger impact in our history moving forward. Thank you for everything you have done to make Silicon Labs what it is today. I am confident that, together with Texas Instruments, our most exciting times are still ahead.

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With gratitude,

Matt

President and Chief Executive Officer

Silicon Labs

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Additional Information and Where to Find It

In connection with the proposed transaction, Silicon Laboratories Inc. (“Silicon Labs”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Silicon Labs may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Silicon Labs and will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF SILICON LABS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT SILICON LABS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when available) and other documents filed by Silicon Labs at the SEC’s website at www.sec.gov. Copies of the proxy statement (when available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Silicon Labs’ Investor Relations at investor.relations@silabs.com or (512) 416-8500.

Participants in the Solicitation

Silicon Labs, Texas Instruments Incorporated (“Texas Instruments”) and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Silicon Labs’ directors and executive officers is available in (a) Silicon Labs’ Annual Report on Form 10-K for the fiscal year ended December 28, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 4, 2025, and can be found at www.sec.gov; (b) Silicon Labs’ definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 12, 2025, under the headings “Proposal One: Election of Directors,” “Ownership of Securities,” “Executive Officers,” and “Compensation Discussion and Analysis,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Silicon Labs’ securities by its directors or executive officers have changed since the amounts set forth in Silicon Labs’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by Silicon Labs will be available free of charge through the website maintained by the SEC and at Silicon Labs’ website at https://investor.silabs.com/.

Information regarding Texas Instruments’ directors and executive officers is available in (a) Texas Instruments’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “ITEM 10. Directors, executive officers and corporate governance,” “ITEM 11. Executive compensation,” “ITEM 12. Security ownership of certain beneficial owners and management and related stockholder matters” and “ITEM 13. Certain relationships and related transactions, and director independence,” which was filed with the SEC on February 14, 2025, and can be found at www.sec.gov; (b) Texas Instruments’ definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 5, 2025, under the headings “Election of directors,” “Executive compensation,” and “Security ownership of directors and management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Texas Instruments’ securities by its directors or executive officers have changed since the amounts set forth in Texas Instruments’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by Texas Instruments will be available free of charge through the website maintained by the SEC at www.sec.gov and at Texas Instruments’ website at https://investor.ti.com/.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Silicon Labs’ definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Rule 175 promulgated thereunder, Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about Texas Instruments’ or Silicon Labs’ plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, Texas Instruments’ or Silicon Labs’ plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (a) risks related to the consummation of the proposed transaction, including the risks that (i) the proposed transaction may not be consummated within the anticipated time period, or at all, (ii) the parties may fail to obtain Silicon Labs stockholder approval of the merger agreement, (iii) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or obtain other required governmental and regulatory approvals, and (iv) other conditions to the consummation of the proposed transaction under the merger agreement may not be satisfied; (b) the effects that any termination of the merger agreement may have on Silicon Labs or Texas Instruments and their respective businesses, including the risk that Silicon Labs’ or Texas Instruments’ stock price may decline significantly if the proposed transaction is not completed; (c) the effects that the announcement or pendency of the proposed transaction may have on Silicon Labs or Texas Instruments and their respective businesses, including the risks that as a result (i) Silicon Labs’ or Texas Instruments’ business, operating results or stock price may suffer, (ii) Silicon Labs’ or Texas Instruments’ current plans and operations may be disrupted, (iii) Silicon Labs’ or Texas Instruments’ ability to retain or recruit key employees may be adversely affected, (iv) Silicon Labs’ or Texas Instruments’ business relationships (including, customers and suppliers) may be adversely affected, or (v) Silicon Labs’ or Texas Instruments’ management’s or employees’ attention may be diverted from other important matters; (d) the effect of limitations that the merger agreement places on Silicon Labs’ ability to operate its business, return capital to stockholders or engage in alternative transactions; (e) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Silicon Labs and others; (f) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays; (g) other economic, business, competitive, legal, regulatory, and/or tax factors, including the impact of the current global memory chip shortage; and (h) other factors described in the reports of (i) Silicon Labs filed with the SEC, including but not limited to the risks described in Silicon Labs’ Annual Report on Form 10-K for its fiscal year ended December 28, 2024, which was filed with the SEC on February 4, 2025, and Silicon Labs’ Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in Silicon Labs’ other filings with the SEC and (ii) Texas Instruments filed with the SEC, including but not limited to the risks described in Texas Instruments’ Annual Report on Form 10-K for its fiscal year ended December 31, 2024, which was filed with the SEC on February 14, 2025, and Texas Instruments’ Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in other filings with the SEC.

All forward-looking statements attributable to Silicon Labs or Texas Instruments, or persons acting on Silicon Labs’ or Texas Instruments’ behalf, are expressly qualified in their entirety by this cautionary statement. Further, each of Silicon Labs and Texas Instruments disclaims any obligation to update the information in this communication or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.